UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3430
                                                      --------

                        Oppenheimer U.S. Government Trust
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                      Date of reporting period: 08/31/2007
                                                ----------

ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP FIVE HOLDINGS BY ISSUER
--------------------------------------------------------------------------------
Federal National Mortgage Assn.                                            65.4%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                           15.9
--------------------------------------------------------------------------------
Government National Mortgage Assn.                                          1.3
--------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp.                                   1.0
--------------------------------------------------------------------------------
PNC Mortgage Acceptance Corp.                                               0.9

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on the total market value of investments.

For up-to-date Top Fund holdings, please visit www.oppenheimerfunds.com.

CREDIT ALLOCATION
--------------------------------------------------------------------------------
Agency                                                                     73.0%
--------------------------------------------------------------------------------
AAA                                                                        23.5
--------------------------------------------------------------------------------
AA                                                                          0.2
--------------------------------------------------------------------------------
A                                                                           0.3
--------------------------------------------------------------------------------
Not Rated                                                                   3.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

--------------------------------------------------------------------------------


                     10 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the fiscal year ended August 31, 2007, several factors contributed to Oppenheimer U.S. Government Trust's favorable ranking among its peer group of similarly managed funds, and enabled the Fund to deliver the competitive yield component and consistent total return it generated for the period.

      First, prudent management of the Fund's duration, or exposure to interest-rate risk, proved to be a prominent contributor to performance for the period. We began the 12-month review period with less interest-rate sensitivity, or with a shorter duration, than the benchmark. This decision was based on our belief at that time that the markets held an overly pessimistic view of longer-term U.S. economic fundamentals and future growth. Through the end of 2006, rates declined further. Accordingly, we increased the magnitude of our short duration posture slightly, because we continued to believe that these downward shifts in rates were unwarranted in light of actual economic fundamentals. By January, data began to contradict investors' expectations, and as the markets' overall outlook adjusted, yields began rising. In this context, our shorter duration positioning worked in the Fund's favor, boosting the Fund's relative returns quite significantly.

      As the fiscal year progressed, we continued to adjust the size of our less-than-market interest-rate sensitivity according to prevailing conditions and our proprietary models. For example, by June 2007, we had moved to a neutral duration versus the benchmark, since at that time, we believed longer-term forecasts as implied by the yield curve had transitioned to more closely align with actual fundamentals. Then, in July, a surge of delinquencies in the sub-prime mortgage market prompted a wave of volatility and investor confidence shattered. Yields fell markedly, and once again, we viewed the markets as assuming an overly negative long-term outlook for interest rates. In light of that analysis, we resumed our short duration positioning over the benchmark. While our decision to move back to a less-than-market interest-rate sensitivity in July cost the Fund some marginal performance when rates continued to fall through the end of the period, the positive impact our overall interest-rate strategy made to the Fund's overall performance for the 12-month period more than made up for those minor losses.

      Another substantial benefit to returns for the fiscal year was our active management of the Fund's exposure to mortgage-backed securities (MBS). To begin, our decision to maintain an emphasis on higher-coupon residential mortgage-backed securities significantly added to Fund returns. Higher-coupon mortgage securities typically hold greater sensitivity to prepayments than the overall mortgage market. Since the market's expectations


                     11 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

of prepayments as well as the actual level of prepayments slowed over the past year, these types of MBS performed very well over the period, and added to the Fund's returns.

      From a macro perspective, strategic adjustments in the Fund's overall allocation to MBS relative to the benchmark significantly added to performance results. Prior to the recent troubles in the sub-prime mortgage market, spread products (or non-Treasury securities) had been posting varying degrees of outperformance over like-duration Treasuries, so the Fund's general overweight in MBS was a boon to the Fund's returns. Specifically, we enjoyed particularly good performance from many of our mortgage-backed holdings during the first half of the period. Then, our decision to move to a slight underweight exposure to the mortgage sector in mid-2007 particularly benefited relative returns, since soon after, many areas of the mortgage securities market suffered by association when trouble in the sub-prime sector emerged. Overall, careful opportunistic shifts in the Fund's exposure to MBS added to performance for the year on a net basis. Finally, our decision to underweight the Fund's exposure to agency debentures made a small but definitive contribution to performance, since agencies have underperformed like-duration Treasuries throughout most of the fiscal year.

      The most significant detractor to the Fund's recent performance emanated from the pronounced flight to quality that investors engaged in during the final weeks of the period. Because of the Fund's current overweight exposure to both MBS and CMBS relative to Treasuries, the Fund was hurt slightly as investors shunned these sectors in favor of Treasuries. On the positive side, this event represented only a concentrated and limited portion of the overall review period. Moreover, because the Fund entered the period of market turmoil from a position of strength in terms of relative performance, the impact of this detracting factor proved to be minimal.

      COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on May 18, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to that of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly issued debt of


                     12 | OPPENHEIMER U.S. GOVERNMENT TRUST

U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                     13 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer U.S. Government Trust (Class A)
   Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer U.S.    Lehman Brothers U.S.
                   Government Trust       Government Bond
                       (Class A)               Index
08/31/1997             $  9,525              $ 10,000
11/30/1997             $  9,844              $ 10,379
02/28/1998             $ 10,054              $ 10,615
05/31/1998             $ 10,181              $ 10,803
08/31/1998             $ 10,407              $ 11,228
11/30/1998             $ 10,504              $ 11,495
02/28/1999             $ 10,442              $ 11,312
05/31/1999             $ 10,431              $ 11,282
08/31/1999             $ 10,366              $ 11,243
11/30/1999             $ 10,505              $ 11,337
02/29/2000             $ 10,561              $ 11,439
05/31/2000             $ 10,720              $ 11,616
08/31/2000             $ 11,094              $ 12,114
11/30/2000             $ 11,406              $ 12,506
02/28/2001             $ 11,746              $ 13,030
05/31/2001             $ 11,740              $ 12,985
08/31/2001             $ 12,176              $ 13,523
11/30/2001             $ 12,474              $ 13,797
02/28/2002             $ 12,617              $ 13,893
05/31/2002             $ 12,727              $ 13,998
08/31/2002             $ 13,362              $ 14,793
11/30/2002             $ 13,430              $ 14,889
02/28/2003             $ 13,817              $ 15,456
05/31/2003             $ 14,001              $ 15,886
08/31/2003             $ 13,609              $ 15,234
11/30/2003             $ 13,805              $ 15,472
02/29/2004             $ 14,180              $ 15,926
05/31/2004             $ 13,879              $ 15,526
08/31/2004             $ 14,353              $ 16,040
11/30/2004             $ 14,413              $ 16,008
02/28/2005             $ 14,555              $ 16,138
05/31/2005             $ 14,844              $ 16,532
08/31/2005             $ 14,949              $ 16,666
11/30/2005             $ 14,723              $ 16,427
02/28/2006             $ 14,915              $ 16,578
05/31/2006             $ 14,683              $ 16,386
08/31/2006             $ 15,122              $ 16,863
11/30/2006             $ 15,519              $ 17,275
02/28/2007             $ 15,663              $ 17,398
05/31/2007             $ 15,625              $ 17,352
08/31/2007             $ 15,881              $ 17,858

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year 0.03%   5-Year 2.51%    10-Year 4.73%


                     14 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer U.S. Government Trust (Class B)
   Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer U.S.    Lehman Brothers U.S.
                   Government Trust       Government Bond
                       (Class B)               Index
08/31/1997             $ 10,000              $ 10,000
11/30/1997             $ 10,317              $ 10,379
02/28/1998             $ 10,517              $ 10,615
05/31/1998             $ 10,630              $ 10,803
08/31/1998             $ 10,845              $ 11,228
11/30/1998             $ 10,925              $ 11,495
02/28/1999             $ 10,840              $ 11,312
05/31/1999             $ 10,808              $ 11,282
08/31/1999             $ 10,720              $ 11,243
11/30/1999             $ 10,844              $ 11,337
02/29/2000             $ 10,880              $ 11,439
05/31/2000             $ 11,023              $ 11,616
08/31/2000             $ 11,387              $ 12,114
11/30/2000             $ 11,672              $ 12,506
02/28/2001             $ 12,012              $ 13,030
05/31/2001             $ 11,982              $ 12,985
08/31/2001             $ 12,403              $ 13,523
11/30/2001             $ 12,683              $ 13,797
02/28/2002             $ 12,792              $ 13,893
05/31/2002             $ 12,891              $ 13,998
08/31/2002             $ 13,511              $ 14,793
11/30/2002             $ 13,552              $ 14,889
02/28/2003             $ 13,904              $ 15,456
05/31/2003             $ 14,077              $ 15,886
08/31/2003             $ 13,664              $ 15,234
11/30/2003             $ 13,861              $ 15,472
02/29/2004             $ 14,238              $ 15,926
05/31/2004             $ 13,935              $ 15,526
08/31/2004             $ 14,411              $ 16,040
11/30/2004             $ 14,471              $ 16,008
02/28/2005             $ 14,613              $ 16,138
05/31/2005             $ 14,903              $ 16,532
08/31/2005             $ 15,009              $ 16,666
11/30/2005             $ 14,782              $ 16,427
02/28/2006             $ 14,976              $ 16,578
05/31/2006             $ 14,742              $ 16,386
08/31/2006             $ 15,183              $ 16,863
11/30/2006             $ 15,581              $ 17,275
02/28/2007             $ 15,726              $ 17,398
05/31/2007             $ 15,689              $ 17,352
08/31/2007             $ 15,946              $ 17,858

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year -0.76%   5-Year 2.39%   10-Year 4.78%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                     15 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer U.S. Government Trust (Class C)
   Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer U.S.    Lehman Brothers U.S.
                   Government Trust       Government Bond
                       (Class C)               Index
08/31/1997             $ 10,000              $ 10,000
11/30/1997             $ 10,317              $ 10,379
02/28/1998             $ 10,517              $ 10,615
05/31/1998             $ 10,630              $ 10,803
08/31/1998             $ 10,834              $ 11,228
11/30/1998             $ 10,925              $ 11,495
02/28/1999             $ 10,828              $ 11,312
05/31/1999             $ 10,807              $ 11,282
08/31/1999             $ 10,720              $ 11,243
11/30/1999             $ 10,831              $ 11,337
02/29/2000             $ 10,878              $ 11,439
05/31/2000             $ 11,022              $ 11,616
08/31/2000             $ 11,386              $ 12,114
11/30/2000             $ 11,671              $ 12,506
02/28/2001             $ 11,998              $ 13,030
05/31/2001             $ 11,981              $ 12,985
08/31/2001             $ 12,389              $ 13,523
11/30/2001             $ 12,668              $ 13,797
02/28/2002             $ 12,791              $ 13,893
05/31/2002             $ 12,890              $ 13,998
08/31/2002             $ 13,510              $ 14,793
11/30/2002             $ 13,541              $ 14,889
02/28/2003             $ 13,908              $ 15,456
05/31/2003             $ 14,082              $ 15,886
08/31/2003             $ 13,661              $ 15,234
11/30/2003             $ 13,818              $ 15,472
02/29/2004             $ 14,169              $ 15,926
05/31/2004             $ 13,841              $ 15,526
08/31/2004             $ 14,302              $ 16,040
11/30/2004             $ 14,320              $ 16,008
02/28/2005             $ 14,434              $ 16,138
05/31/2005             $ 14,708              $ 16,532
08/31/2005             $ 14,770              $ 16,666
11/30/2005             $ 14,518              $ 16,427
02/28/2006             $ 14,682              $ 16,578
05/31/2006             $ 14,440              $ 16,386
08/31/2006             $ 14,844              $ 16,863
11/30/2006             $ 15,190              $ 17,275
02/28/2007             $ 15,303              $ 17,398
05/31/2007             $ 15,237              $ 17,352
08/31/2007             $ 15,457              $ 17,858

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year 3.13%   5-Year 2.73%   10-Year 4.45%


                     16 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer U.S. Government Trust (Class N)
   Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer U.S.    Lehman Brothers U.S.
                   Government Trust       Government Bond
                       (Class N)               Index
03/01/2001             $ 10,000              $ 10,000
05/31/2001             $  9,980              $  9,965
08/31/2001             $ 10,350              $ 10,379
11/30/2001             $ 10,590              $ 10,589
02/28/2002             $ 10,726              $ 10,662
05/31/2002             $ 10,812              $ 10,743
08/31/2002             $ 11,346              $ 11,353
11/30/2002             $ 11,391              $ 11,427
02/28/2003             $ 11,713              $ 11,863
05/31/2003             $ 11,854              $ 12,192
08/31/2003             $ 11,511              $ 11,692
11/30/2003             $ 11,665              $ 11,874
02/29/2004             $ 11,959              $ 12,223
05/31/2004             $ 11,709              $ 11,916
08/31/2004             $ 12,101              $ 12,310
11/30/2004             $ 12,132              $ 12,286
02/28/2005             $ 12,256              $ 12,386
05/31/2005             $ 12,491              $ 12,688
08/31/2005             $ 12,572              $ 12,791
11/30/2005             $ 12,374              $ 12,608
02/28/2006             $ 12,516              $ 12,723
05/31/2006             $ 12,325              $ 12,576
08/31/2006             $ 12,686              $ 12,942
11/30/2006             $ 13,011              $ 13,258
02/28/2007             $ 13,110              $ 13,353
05/31/2007             $ 13,070              $ 13,371
08/31/2007             $ 13,290              $ 13,706

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year 3.76%   5-Year 3.21%   Since Inception (3/1/01) 4.47%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                     17 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer U.S. Government Trust (Class Y)
   Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer U.S.    Lehman Brothers U.S.
                   Government Trust       Government Bond
                       (Class Y)               Index
05/18/1998             $ 10,000              $ 10,000
05/31/1998             $ 10,041              $ 10,000
08/31/1998             $ 10,282              $ 10,393
11/30/1998             $ 10,316              $ 10,640
02/28/1999             $ 10,238              $ 10,471
05/31/1999             $ 10,235              $ 10,443
08/31/1999             $ 10,198              $ 10,407
11/30/1999             $ 10,342              $ 10,494
02/29/2000             $ 10,400              $ 10,589
05/31/2000             $ 10,570              $ 10,752
08/31/2000             $ 10,951              $ 11,213
11/30/2000             $ 11,255              $ 11,576
02/28/2001             $ 11,612              $ 12,061
05/31/2001             $ 11,613              $ 12,019
08/31/2001             $ 12,056              $ 12,518
11/30/2001             $ 12,356              $ 12,772
02/28/2002             $ 12,490              $ 12,860
05/31/2002             $ 12,623              $ 12,957
08/31/2002             $ 13,268              $ 13,693
11/30/2002             $ 13,363              $ 13,782
02/28/2003             $ 13,746              $ 14,307
05/31/2003             $ 13,958              $ 14,705
08/31/2003             $ 13,582              $ 14,102
11/30/2003             $ 13,793              $ 14,321
02/29/2004             $ 14,172              $ 14,742
05/31/2004             $ 13,881              $ 14,371
08/31/2004             $ 14,381              $ 14,848
11/30/2004             $ 14,437              $ 14,818
02/28/2005             $ 14,590              $ 14,938
05/31/2005             $ 14,908              $ 15,303
08/31/2005             $ 15,026              $ 15,427
11/30/2005             $ 14,795              $ 15,206
02/28/2006             $ 15,004              $ 15,345
05/31/2006             $ 14,835              $ 15,168
08/31/2006             $ 15,289              $ 15,609
11/30/2006             $ 15,700              $ 15,991
02/28/2007             $ 15,840              $ 16,105
05/31/2007             $ 15,815              $ 16,062
08/31/2007             $ 16,088              $ 16,530

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/07

1-Year 5.22%   5-Year 3.93%   Since Inception (5/18/98) 5.25%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                     18 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMER-FUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 8/16/85. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 7/21/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                     19 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                     20 | OPPENHEIMER U.S. GOVERNMENT TRUST
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                    BEGINNING     ENDING        EXPENSES
                                    ACCOUNT       ACCOUNT       PAID DURING
                                    VALUE         VALUE         6 MONTHS ENDED
                                    (3/1/07)      (8/31/07)     AUGUST 31, 2007
--------------------------------------------------------------------------------
Class A Actual                      $  1,000.00   $  1,013.90   $  4.58
--------------------------------------------------------------------------------
Class A Hypothetical                   1,000.00      1,020.67      4.59
--------------------------------------------------------------------------------
Class B Actual                         1,000.00      1,011.10      8.40
--------------------------------------------------------------------------------
Class B Hypothetical                   1,000.00      1,016.89      8.42
--------------------------------------------------------------------------------
Class C Actual                         1,000.00      1,010.10      8.39
--------------------------------------------------------------------------------
Class C Hypothetical                   1,000.00      1,016.89      8.42
--------------------------------------------------------------------------------
Class N Actual                         1,000.00      1,013.70      5.85
--------------------------------------------------------------------------------
Class N Hypothetical                   1,000.00      1,019.41      5.87
--------------------------------------------------------------------------------
Class Y Actual                         1,000.00      1,015.60      2.95
--------------------------------------------------------------------------------
Class Y Hypothetical                   1,000.00      1,022.28      2.96

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2007 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A          0.90%
---------------------------
Class B          1.65
---------------------------
Class C          1.65
---------------------------
Class N          1.15
---------------------------
Class Y          0.58

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                     21 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  August 31, 2007
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.7%
--------------------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 5.598%, 4/20/08 1, 2                                     $     1,350,000   $      1,349,787
--------------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.985%, 5/25/34 2                                              3,208,688          3,104,672
--------------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates,
Series 2006-M3, Cl. A2B, 5.605%, 9/25/36 2                                             1,430,000          1,400,947
--------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 2                                            1,480,000          1,452,851
--------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.705%, 5/25/36 2                                              661,449            659,808
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 2                                              980,000            965,535
--------------------------------------------------------------------------------------------------------------------
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts.,
Series 2000-A, Cl. B, 8/15/25 3,4,5                                                    4,550,157             45,502
--------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3, 5.715%, 11/25/35 2                             6,310,000          6,196,441
--------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.595%, 7/25/36 2                              2,730,000          2,677,864
--------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1, 5.37%, 5/15/36 2                                 779,920            775,466
--------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36                                               1,672,472          1,665,942
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                               1,246,166          1,236,229
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B, 5.765%, 7/25/35 2                                              96,787             96,731
--------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 5.605%, 7/1/36 2                                               3,100,000          3,039,730
--------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36 2                                  1,550,000          1,526,530
--------------------------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl. A1, 5.585%, 7/25/36 2                                 883,969            879,658
--------------------------------------------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-KS7, Cl. A2, 5.605%, 9/25/36 2                  3,420,000          3,347,479
--------------------------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 5.565%, 4/25/36 2                                                 602,251            600,156
--------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through
Certificates, Series 2002-AL1, Cl. AIO, 14.852%, 2/25/32 6                            15,690,940          2,058,802
--------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Mtg. Pass-Through Certificates,
Series 2002-AL1, Cl. B2, 3.45%, 2/25/32                                                3,634,263          3,107,492
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.42%, 7/25/36 2              2,710,000          2,669,751
                                                                                                   -----------------
Total Asset-Backed Securities (Cost $43,397,884)                                                         38,857,373


                     22 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--91.4%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--78.8%
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--77.4%
Fannie Mae Whole Loan, CMO Pass-Through Certificates, Trust 2004-W9,
Cl. 2A2, 7%, 2/25/44                                                             $     4,098,269   $      4,243,774
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19-7/1/19                                                                   2,859,822          2,748,594
5%, 7/1/33-6/1/34                                                                     15,490,962         14,781,298
6%, 7/1/20-3/1/33                                                                     16,447,246         16,602,403
6.50%, 4/1/18-3/1/29                                                                   6,271,968          6,420,543
7%, 8/1/16-3/1/32                                                                      9,520,442          9,841,727
7.50%, 9/1/12-4/1/36                                                                   6,372,770          6,666,535
8%, 4/1/16                                                                             1,315,758          1,387,711
9%, 8/1/22-5/1/25                                                                        314,418            337,399
11.50%, 6/1/20-11/17/20                                                                  250,073            279,635
12.50%, 7/1/19                                                                            84,159             93,163
13%, 8/1/15                                                                               72,769             80,902
14%, 1/1/11                                                                               26,662             30,262
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 2435, Cl. EQ, 6%, 5/15/31                                                       3,506,949          3,542,178
Series 2641, Cl. CE, 3.50%, 9/15/25                                                    1,751,499          1,719,814
Series 2727, Cl. UA, 3.50%, 10/15/22                                                     892,688            882,578
Series 2777, Cl. PJ, 4%, 5/15/24                                                         952,978            944,591
Series 3057, Cl. LG, 5%, 10/15/35                                                      5,000,000          4,588,473
Series 3094, Cl. HS, 3.809%, 6/15/34 2                                                   938,665            949,864
Series 3138, Cl. PA, 5.50%, 2/15/27                                                   12,196,280         12,247,773
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                            79,204             78,997
Series 1644, Cl. S, 5.733%, 12/15/23 2                                                 4,992,833          5,040,268
Series 2006-11, Cl. PS, 4.382%, 3/25/36 2                                              1,520,099          1,572,958
Series 2043, Cl. ZP, 6.50%, 4/15/28                                                    2,557,484          2,625,939
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                    1,689,844          1,728,710
Series 2080, Cl. Z, 6.50%, 8/15/28                                                     2,200,722          2,268,624
Series 2220, Cl. PD, 8%, 3/15/30                                                         379,937            403,043
Series 2326, Cl. ZP, 6.50%, 6/15/31                                                    1,019,870          1,053,602
Series 2344, Cl. FP, 6.561%, 8/15/31 2                                                 1,257,998          1,286,928
Series 2368, Cl. PR, 6.50%, 10/15/31                                                   4,204,371          4,346,526
Series 2387, Cl. PD, 6%, 4/15/30                                                         103,366            103,125
Series 2427, Cl. ZM, 6.50%, 3/15/32                                                    3,408,247          3,524,516
Series 2451, Cl. FD, 6.611%, 3/15/32 2                                                   970,721            989,966
Series 2464, Cl. FI, 6.611%, 2/15/32 2                                                 1,085,853          1,114,553
Series 2470, Cl. LF, 6.611%, 2/15/32 2                                                 1,109,718          1,139,555
Series 2471, Cl. FD, 6.611%, 3/15/32 2                                                 2,018,716          2,071,292


                     23 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2500, Cl. FD, 6.111%, 3/15/32 2                                           $       796,871   $        802,975
Series 2517, Cl. GF, 6.611%, 2/15/32 2                                                   879,456            902,176
Series 2526, Cl. FE, 6.011%, 6/15/29 2                                                 1,212,149          1,217,574
Series 2530, Cl. FD, 6.111%, 2/15/32 2                                                 1,700,834          1,690,716
Series 2551, Cl. FD, 6.011%, 1/15/33 2                                                   933,996            934,904
Series 2939, Cl. PE, 5%, 2/15/35                                                       8,458,000          7,726,737
Series 3035, Cl. DM, 5.50%, 11/15/25                                                   6,575,171          6,600,976
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 192, Cl. IO, 14.649%, 2/1/28 6                                                    481,097            123,290
Series 195, Cl. IO, 9.277%, 4/1/28 6                                                   6,599,317          1,682,967
Series 200, Cl. IO, 13.718%, 1/1/29 6                                                    579,090            144,863
Series 2003-118, Cl. S, 8.266%, 12/25/33 6                                             7,704,094          1,000,748
Series 2005-87, Cl. SE, (2.338)%, 10/25/35 6                                          11,256,569            436,197
Series 2005-87, Cl. SG, 6.579%, 10/25/35 6                                            11,536,464            681,623
Series 205, Cl. IO, 11.375%, 9/1/29 6                                                  2,938,217            769,816
Series 206, Cl. IO, (12.453)%, 12/1/29 6                                                 816,228            212,433
Series 2074, Cl. S, 1.663%, 7/17/28 6                                                    604,148             40,694
Series 2079, Cl. S, 2.204%, 7/17/28 6                                                    977,444             69,388
Series 2122, Cl. S, 1.428%, 2/15/29 6                                                  4,446,887            371,916
Series 216, Cl. IO, 13.524%, 12/1/31 6                                                   812,073            205,908
Series 217, Cl. IO, 8.471%, 1/1/32 6                                                   1,523,125            383,257
Series 224, Cl. IO, 11.021%, 3/1/33 6                                                  3,240,778            828,282
Series 2304, Cl. SK, 2.228%, 6/15/29 6                                                 4,127,637            327,774
Series 243, Cl. 6, 8.781%, 12/15/32 6                                                  1,555,030            370,698
Series 2493, Cl. S, 3.916%, 9/15/29 6                                                    869,356             79,573
Series 2526, Cl. SE, 0.330%, 6/15/29 6                                                 1,605,425             72,440
Series 2802, Cl. AS, (2.162)%, 4/15/33 6                                               2,460,050            135,871
Series 2819, Cl. S, (1.898)%, 6/15/34 6                                               12,832,244          1,015,349
Series 2920, Cl. S, 0.830%, 1/15/35 6                                                  7,880,727            392,604
Series 3000, Cl. SE, (2.107)%, 7/15/25 6                                               9,657,751            377,540
Series 3004, Cl. SB, 10.960%, 7/15/35 6                                               12,530,781            437,674
Series 3110, Cl. SL, 6.090%, 2/15/26 6                                                 1,160,228             49,590
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 192, Cl. PO, 5.874%, 2/1/28 7                               481,097            370,219
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-8/1/20                                                                  50,680,890         48,763,664
5%, 9/1/17-8/1/34                                                                    144,100,518        139,387,670
5.50%, 10/1/21-4/1/34                                                                171,995,235        168,612,132
5.50%, 1/1/33-9/1/37 8                                                                37,583,610         36,780,163
6%, 8/1/21-10/1/33                                                                    44,163,162         44,430,924
6%, 9/1/21-9/1/36 8                                                                   34,843,000         35,074,577
6.50%, 6/1/17-9/1/32                                                                  32,526,034         33,307,948
7%, 11/1/17-4/1/34                                                                    23,051,493         23,908,951
7.50%, 2/1/27-8/1/33                                                                  16,454,061         17,244,611
8%, 12/1/22                                                                               54,098             57,091


                     24 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
8.50%, 7/1/32                                                                    $       104,692   $        112,589
11%, 7/1/16                                                                               43,083             48,006
11.50%, 11/1/15                                                                           44,694             49,676
13%, 11/1/12                                                                               3,118              3,170
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust:
CMO Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4,
Cl. IO, 14.932%, 7/25/41 6                                                             6,340,222            132,180
CMO, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                                            10,000,000         10,351,016
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22                                                  7,483,980          7,920,858
Trust 1992-34, Cl. G, 8%, 3/25/22                                                        109,118            110,627
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                                 1,861,971          1,926,364
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                       125,541            124,558
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                 3,928,405          4,003,367
Trust 2001-69, Cl. PF, 6.505%, 12/25/31 2                                              2,380,000          2,408,469
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                     1,404,227          1,407,156
Trust 2001-74, Cl. QE, 6%, 12/25/31                                                   10,046,176         10,150,309
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                                                  1,313,889          1,340,233
Trust 2002-29, Cl. F, 6.505%, 4/25/32 2                                                1,180,819          1,208,148
Trust 2002-52, Cl. FD, 6.005%, 9/25/32 2                                               1,048,856          1,050,438
Trust 2002-59, Cl. F, 5.905%, 9/25/32 2                                                3,189,127          3,192,468
Trust 2002-60, Cl. FH, 6.505%, 8/25/32 2                                               2,235,111          2,285,948
Trust 2002-64, Cl. FJ, 6.505%, 4/25/32 2                                                 363,204            368,664
Trust 2002-68, Cl. FH, 6.038%, 10/18/32 2                                                723,710            727,623
Trust 2002-9, Cl. PC, 6%, 3/25/17                                                      3,168,869          3,219,468
Trust 2003-116, Cl. FA, 5.905%, 11/25/33 2                                               741,423            744,246
Trust 2003-130, Cl. CS, 3.09%, 12/25/33 2                                              1,000,146            909,142
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                                  3,128,000          3,007,964
Trust 2003-89, Cl. XF, 5.905%, 11/25/32 2                                              1,709,070          1,710,012
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                    4,060,000          3,959,623
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                                2,490,000          2,409,818
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                                  2,280,000          2,187,077
Trust 2005-59, Cl. NQ, 3.113%, 5/25/35 2                                               1,849,934          1,690,454
Trust 2006-29, Cl. PA, 5.50%, 8/25/26                                                 11,744,087         11,774,333
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                                 6,436,157          6,453,877
Trust 2006-46, Cl. SW, 4.015%, 6/25/36 2                                                 998,508          1,009,968
Trust 2006-50, Cl. KS, 4.015%, 6/25/36 2                                               3,409,323          3,362,352
Trust 2006-50, Cl. SA, 4.015%, 6/25/36 2                                               3,587,136          3,564,943
Trust 2006-50, Cl. SK, 4.015%, 6/25/36 2                                                 147,029            146,638
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                                  7,621,846          7,640,158
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 6.758%, 11/18/31 6                                              4,525,875            457,065
Trust 2001-63, Cl. SD, 1.037%, 12/18/31 6                                              1,519,931            139,585
Trust 2001-68, Cl. SC, 0.455%, 11/25/31 6                                              1,048,451             95,332
Trust 2001-81, Cl. S, 1.017%, 1/25/32 6                                                1,012,418            102,214


                     25 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Trust 2002-28, Cl. SA, 0.626%, 4/25/32 6                                         $       824,957   $         66,522
Trust 2002-38, Cl. IO, (4.687)%, 4/25/32 6                                             1,107,982             63,025
Trust 2002-39, Cl. SD, (1.785)%, 3/18/32 6                                             1,171,029            106,457
Trust 2002-41, Cl. S, 11.076%, 7/25/32 6                                               4,025,167            343,475
Trust 2002-48, Cl. S, 1.181%, 7/25/32 6                                                1,365,284            118,012
Trust 2002-52, Cl. SD, (2.071)%, 9/25/32 6                                             1,048,856             88,788
Trust 2002-52, Cl. SL, 1.129%, 9/25/32 6                                                 844,363             73,765
Trust 2002-53, Cl. SK, (1.342)%, 4/25/32 6                                               730,453             69,072
Trust 2002-56, Cl. SN, 2.091%, 7/25/32 6                                               1,865,559            162,049
Trust 2002-77, Cl. IS, 1.081%, 12/18/32 6                                              1,887,672            165,950
Trust 2002-77, Cl. SH, 1.858%, 12/18/32 6                                              1,241,815            111,828
Trust 2002-9, Cl. MS, 1.303%, 3/25/32 6                                                1,537,195            142,651
Trust 2003-33, Cl. SP, 10.288%, 5/25/33 6                                              3,874,028            473,390
Trust 2003-4, Cl. S, 7.869%, 2/25/33 6                                                 2,485,170            267,717
Trust 2005-40, Cl. SB, (2.309)%, 5/25/35 6                                             5,596,625            280,661
Trust 2005-71, Cl. SA, (2.325)%, 8/25/25 6                                             6,095,948            367,931
Trust 2006-119, Cl. MS, 1.895%, 12/25/36 6                                             6,052,639            343,333
Trust 2006-33, Cl. SP, 10.339%, 5/25/36 6                                              6,228,321            568,243
Trust 221, Cl. 2, 16.156%, 5/1/23 6                                                    2,410,565            558,110
Trust 240, Cl. 2, 25.613%, 9/1/23 6                                                    1,654,935            439,452
Trust 252, Cl. 2, 16.833%, 11/1/23 6                                                   1,147,039            307,615
Trust 303, Cl. IO, 14.795%, 11/1/29 6                                                    849,738            226,315
Trust 321, Cl. 2, 13.852%, 4/1/32 6                                                    4,173,700          1,039,840
Trust 322, Cl. 2, 13.692%, 4/1/32 6                                                    3,035,703            782,351
Trust 324, Cl. 2, 9.344%, 7/1/32 6                                                     3,059,433            740,916
Trust 334, Cl. 12, 5.774%, 2/1/33 6                                                    6,215,980          1,513,763
Trust 334, Cl. 5, 11.638%, 5/1/33 6                                                    6,191,849          1,552,817
Trust 339, Cl. 7, 6.492%, 7/1/33 6                                                     5,629,400          1,248,262
Trust 342, Cl. 2, 7.44%, 9/1/33 6                                                     12,113,981          3,144,005
Trust 344, Cl. 2, 10.261%, 12/1/33 6                                                   8,296,046          2,154,749
Trust 362, Cl. 12, 8.355%, 8/1/35 6                                                    4,349,075            956,537
Trust 362, Cl. 13, 8.348%, 8/1/35 6                                                    2,413,059            530,652
Trust 364, Cl. 15, 8.832%, 9/1/35 6                                                    4,461,535            952,869
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security, Trust 327, Cl. 1, 6.047%, 9/1/32 7                                             877,495            664,184
                                                                                                   -----------------
                                                                                                        819,893,764

--------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--1.4%
Government National Mortgage Assn.:
6.375%, 4/20/17 2                                                                         29,845             30,063
6.50%, 11/15/23-12/15/23                                                                 127,909            130,875
7%, 1/15/28-1/20/30                                                                      782,452            816,013
7.50%, 2/15/22-11/15/26                                                                  623,358            653,980
8%, 9/15/16-8/15/28                                                                      160,936            170,541
8.25%, 4/15/08                                                                               639                649


                     26 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED Continued
Government National Mortgage Assn.: Continued
8.50%, 8/15/17-12/15/17                                                          $       554,393   $        591,463
9%, 9/15/08-5/15/09                                                                        2,535              2,617
9.50%, 7/15/18-12/15/19                                                                   30,373             33,140
10%, 8/15/17-8/15/19                                                                      79,050             89,447
10.50%, 8/15/13-5/15/21                                                                  352,514            399,712
11%, 10/20/19-7/20/20                                                                    279,825            314,871
11.50%, 2/15/13                                                                            9,863             10,889
12%, 12/15/12-3/15/14                                                                      5,651              6,498
12.50%, 1/15/14-11/15/14                                                                  51,545             58,441
13%, 4/15/11                                                                               6,823              7,674
13.50%, 5/15/11-1/15/13                                                                    8,242              9,451
14%, 6/15/11                                                                               3,245              3,708
--------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                                                    7,765,420          8,220,356
Series 2000-12, Cl. ZA, 8%, 2/16/30                                                    2,057,163          2,181,428
--------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-19, Cl. SB, (0.280)%, 7/16/28 6                                            1,968,743            142,707
Series 1998-6, Cl. SA, (0.727)%, 3/16/28 6                                             1,206,100             81,336
Series 2006-47, Cl. SA, 14.941%, 8/16/36 6                                             6,998,347            393,595
                                                                                                   -----------------
                                                                                                         14,349,454

--------------------------------------------------------------------------------------------------------------------
NON-AGENCY--12.6%
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL--11.0%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
Series 1996-MD6, Cl. A2, 7.496%, 11/13/29 2                                            3,000,000          3,002,237
--------------------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2005-3, Cl. A2, 4.501%, 7/10/43                      4,590,000          4,488,949
--------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                                 3,212,613          3,246,552
--------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO Pass-Through
Certificates, Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                   2,473,659          2,486,029
--------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, (6.087)%, 6/22/24 6                      26,057,079            772,947
--------------------------------------------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 5.42%, 8/25/08 2                                               1,374,072          1,372,121
--------------------------------------------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial Mortgage Trust, Commercial Mtg.
Obligations, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49 4                              1,980,000          1,955,147
--------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, Mtg. Pass-Through Certificates,
Series 2007-8CB, Cl. A1, 5.50%, 5/25/37                                                9,286,551          9,199,349
--------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 2001-SPGA, Cl. B, 6.662%, 8/13/18                                10,767,000         11,222,392


                     27 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                         $     1,655,158   $      1,654,434
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                                  711,535            712,029
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                             4,250,709          4,254,153
--------------------------------------------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities Trust, Mtg. Pass-Through
Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                 2,162,727          2,146,870
--------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35         1,377,966          1,378,116
--------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                2,610,000          2,576,809
--------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                                               2,960,000          2,942,159
Series 2007-GG9, Cl. A2, 5.381%, 3/10/39 4                                             3,300,000          3,279,980
--------------------------------------------------------------------------------------------------------------------
Heller Financial Commercial Mortgage Asset Corp., Interest-Only
Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 7.634%, 1/17/34 6               147,934,001          1,603,057
--------------------------------------------------------------------------------------------------------------------
JP Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32                                   9,149,314          9,501,152
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                              1,120,000          1,097,271
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                              3,790,000          3,731,246
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                             1,940,000          1,918,714
--------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30                                                3,140,000          3,106,687
Series 2007-C1, Cl. A2, 5.318%, 1/15/12                                                3,680,000          3,653,489
--------------------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., CMO, Series 2002-GE1, Cl. A,
2.514%, 7/26/24 4                                                                        474,305            367,586
--------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                                   3,438,927          3,420,654
Series 2004-9, Cl. A3, 4.70%, 8/25/34 2                                                  515,787            513,600
--------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                    936,862            938,861
--------------------------------------------------------------------------------------------------------------------
PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations,
Series 2001-C1, Cl. A2, 6.36%, 3/12/34                                                10,000,000         10,270,681
--------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15 4                        8,181,000          8,749,835
--------------------------------------------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2007-QS6, Cl. A114, 5.75%, 4/25/37                                              7,598,954          7,570,936
--------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                                    3,191,947          3,191,686
                                                                                                   -----------------
                                                                                                        116,325,728


                     28 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                       PRINCIPAL              VALUE
                                                                                          AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
MULTIFAMILY--0.5%
Countrywide Home Loans, CMO, Series 2003-46, Cl. 1A2, 4.122%, 1/19/34 2          $     5,253,431   $      5,244,108
--------------------------------------------------------------------------------------------------------------------
WAMU, Mtg. Pass-Through Certificates, Series 2005-AR8, Cl. 2AB1,
5.57%, 7/25/45 2                                                                         201,521            200,786
                                                                                                   -----------------
                                                                                                          5,444,894

--------------------------------------------------------------------------------------------------------------------
OTHER--0.3%
JP Morgan Mortgage Trust, CMO Pass-Through Certificates,
Series 2005-S2, Cl. 3A1, 6.744%, 2/25/32 2                                             2,813,354          2,829,685
--------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.8%
Countrywide Alternative Loan Trust, CMO, Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                                                         5,267,400          5,310,200
--------------------------------------------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                     705,783            705,687
--------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations,
Series 2001-1, Cl. B, 6.64%, 4/15/18                                                   2,500,000          2,507,976
--------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
Series 1995-2B, Cl. 2IO, 11.749%, 6/15/25 6                                            8,873,612            193,671
--------------------------------------------------------------------------------------------------------------------
WAMU, Mtg. Pass-Through Certificates, Series 2000-1, Cl. M3,
6.289%, 1/25/40 2                                                                        118,817            118,870
                                                                                                   -----------------
                                                                                                          8,836,404
                                                                                                   -----------------
Total Mortgage-Backed Obligations (Cost $966,883,438)                                                   967,679,929

--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--10.0%
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
5.50%, 8/20/12                                                                        25,430,000         26,242,819
6%, 6/15/11 9                                                                         10,000,000         10,443,830
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
6%, 5/15/11                                                                           20,372,000         21,244,594
7.25%, 1/15/10                                                                        33,478,000         35,366,126
--------------------------------------------------------------------------------------------------------------------
Resolution Funding Corp. Bonds, Residual Funding STRIPS,
5.921%, 1/15/21 10                                                                    25,656,000         13,127,639
                                                                                                   -----------------
Total U.S. Government Obligations (Cost $104,567,389)                                                   106,425,008

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,114,848,711)                                          105.1%     1,112,962,310
--------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                       (5.1)       (53,961,040)
                                                                                 -----------------------------------
NET ASSETS                                                                                 100.0%  $  1,059,001,270
                                                                                 ===================================


                     29 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,349,787 or 0.13% of the Fund's net assets as of August 31, 2007.

2. Represents the current interest rate for a variable or increasing rate security.

3. Issue is in default. See Note 1 of accompanying Notes.

4. Illiquid security. The aggregate value of illiquid securities as of August 31, 2007 was $14,398,050, which represents 1.36% of the Fund's net assets. See
Note 8 of accompanying Notes.

5. Non-income producing security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $36,344,108 or 3.43% of the Fund's net assets as of August 31, 2007.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,034,403 or 0.10% of the Fund's net assets as of August 31, 2007.

8. When-issued security or forward commitment to be delivered and settled after August 31, 2007. See Note 1 of accompanying Notes.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $2,088,766. See Note 5 of accompanying Notes.

10. Zero coupon bond reflects effective yield on the date of purchase.

The following issuer was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2007 by virtue of the Trust owning at least 5% of the voting securities of the issuer or as a result of the Trust and the issuer having the same investment advisor. There were no affiliate securities held by the Trust as of August 31, 2007. Transactions during the period in which the issuer was an affiliate are as follows:

                                         SHARES          GROSS           GROSS              SHARES    DIVIDEND
                                AUGUST 31, 2006      ADDITIONS      REDUCTIONS     AUGUST 31, 2007      INCOME
---------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                     --     24,240,144      24,240,144                  --    $  3,190

                                                                              PRINCIPAL AMOUNT           VALUE
                                                                                    SOLD SHORT      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATION SOLD SHORT--(0.8)% 1
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5%, 9/1/21 (Proceeds $8,719,453)                $  (9,000,000)  $  (8,787,654)

1. Collateral on short sales was segregated by the Fund in the amount of $17,062,000, which represented 194.16% of the market value of securities sold short. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     30 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $1,114,848,711)--see accompanying statement of investments   $ 1,112,962,310
---------------------------------------------------------------------------------------------------------
Cash                                                                                          14,480,388
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $69,908,063 sold on a when-issued basis or
forward commitment)                                                                           86,632,993
Interest and principal paydowns                                                                5,853,656
Shares of beneficial interest sold                                                             1,572,502
Other                                                                                             80,145
                                                                                         ----------------
Total assets                                                                               1,221,581,994

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Short positions, at value (proceeds of $8,719,453)--see accompanying statement
of investments                                                                                 8,787,654
---------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $257,945)                                                     461,300
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $141,600,165 purchased on a when-issued basis or
forward commitment)                                                                          149,337,387
Shares of beneficial interest redeemed                                                         2,868,232
Distribution and service plan fees                                                               343,903
Futures margins                                                                                  210,825
Trustees' compensation                                                                           203,066
Transfer and shareholder servicing agent fees                                                    151,748
Shareholder communications                                                                       110,226
Dividends                                                                                         56,217
Other                                                                                             50,166
                                                                                         ----------------
Total liabilities                                                                            162,580,724

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 1,059,001,270
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $       112,642
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 1,088,466,397
---------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                               (1,293,769)
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (27,075,949)
---------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                    (1,208,051)
                                                                                         ----------------
NET ASSETS                                                                               $ 1,059,001,270
                                                                                         ================


                     31 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $602,742,495 and 64,131,678 shares of beneficial interest outstanding)                        $  9.40
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                      $  9.87
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $117,997,200 and 12,571,214 shares of beneficial interest outstanding)                        $  9.39
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $105,686,993 and 11,263,585 shares of beneficial interest outstanding)                        $  9.38
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $41,268,276 and 4,391,575 shares of beneficial interest outstanding)                          $  9.40
---------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $191,306,306 and 20,283,465 shares of beneficial interest outstanding)                        $  9.43

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     32 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Interest                                                                                   $  49,668,452
---------------------------------------------------------------------------------------------------------
Fee income                                                                                       166,669
---------------------------------------------------------------------------------------------------------
Dividends from affiliated companies                                                                3,190
---------------------------------------------------------------------------------------------------------
Other income                                                                                      27,793
                                                                                           --------------
Total investment income                                                                       49,866,104

---------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------
Management fees                                                                                5,121,950
---------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                        1,418,091
Class B                                                                                        1,336,534
Class C                                                                                          971,622
Class N                                                                                          192,775
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                        1,169,980
Class B                                                                                          331,258
Class C                                                                                          222,034
Class N                                                                                          151,633
Class Y                                                                                           10,122
---------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                          130,922
Class B                                                                                           51,045
Class C                                                                                           22,833
Class N                                                                                            4,802
Class Y                                                                                              594
---------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                            40,473
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        5,438
---------------------------------------------------------------------------------------------------------
Other                                                                                             71,132
                                                                                           --------------
Total expenses                                                                                11,253,238
Less reduction to custodian expenses                                                              (4,206)
Less waivers and reimbursements of expenses                                                   (1,388,777)
                                                                                           --------------
Net expenses                                                                                   9,860,255

---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         40,005,849


                     33 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                $  (1,974,354)
Closing and expiration of futures contracts                                                     (315,108)
Swap contracts                                                                                  (114,995)
Short positions                                                                                  (43,728)
Net increase from payment by affiliate                                                             1,783
                                                                                           --------------
Net realized loss                                                                             (2,446,402)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                    6,477,020
Futures contracts                                                                                342,156
Short positions                                                                                  (68,201)
Swap contracts                                                                                  (183,611)
                                                                                           --------------
Net change in unrealized depreciation                                                          6,567,364

---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $  44,126,811
                                                                                           ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     34 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                           2007              2006
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                               $     40,005,849   $    38,318,122
-----------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                         (2,446,402)      (10,247,094)
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                      6,567,364       (21,006,313)
                                                                                    -----------------------------------
Net increase in net assets resulting from operations                                      44,126,811         7,064,715

-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                  (28,243,717)      (28,474,486)
Class B                                                                                   (5,474,092)       (6,781,036)
Class C                                                                                   (3,949,367)       (4,072,710)
Class N                                                                                   (1,758,498)       (1,700,449)
Class Y                                                                                   (2,681,007)         (589,439)
                                                                                    -----------------------------------
                                                                                         (42,106,681)      (41,618,120)
-----------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution from net investment income:
Class A                                                                                     (988,541)               --
Class B                                                                                     (225,584)               --
Class C                                                                                     (163,834)               --
Class N                                                                                      (65,187)               --
Class Y                                                                                      (91,022)               --
                                                                                    -----------------------------------
                                                                                          (1,534,168)               --

-----------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                                    7,303,354       (42,850,282)
Class B                                                                                  (35,581,803)      (48,959,213)
Class C                                                                                    5,140,693       (13,297,248)
Class N                                                                                    2,309,009          (763,357)
Class Y                                                                                  168,527,535        18,992,362
                                                                                    -----------------------------------
                                                                                         147,698,788       (86,877,738)

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                148,184,750      (121,431,143)
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      910,816,520     1,032,247,663
                                                                                    -----------------------------------
End of period (including accumulated net investment loss
of $1,293,769 and $596,718, respectively)                                           $  1,059,001,270   $   910,816,520
                                                                                    ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     35 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED AUGUST 31,                                2007            2006           2005           2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.41      $     9.74     $     9.89     $     9.76    $     9.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .43 1           .40 1          .40 1          .38           .28
Net realized and unrealized gain (loss)                            .03            (.30)            --            .14          (.10)
                                                            --------------------------------------------- -------------------------
Total from investment operations                                   .46             .10            .40            .52           .18
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.45)           (.43)          (.42)          (.37)         (.28)
Distributions from net realized gain                                --              --           (.11)          (.02)         (.02)
Tax return of capital distribution                                (.02)             --           (.02)            --            --
                                                            --------------------------------------------- -------------------------
Total dividends and/or distributions
to shareholders                                                   (.47)           (.43)          (.55)          (.39)         (.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     9.40      $     9.41     $     9.74     $     9.89    $     9.76
                                                            ============================================= =========================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                5.02%           1.16%          4.15%          5.47%         1.85%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $  602,743      $  596,294     $  661,163     $  702,064    $  830,310
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $  586,872      $  618,102     $  670,487     $  746,658    $  906,353
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             4.58%           4.26%          4.07%          3.80%         2.85%
Total expenses                                                    1.04% 4         1.05%          1.06%          1.06%         1.01%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                0.90%           0.90%          0.90%          0.98%         1.01%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             65% 5           74% 5          95% 5          84% 5         72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended August 31, 2007       1.04%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                             PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------
Year Ended August 31, 2007        $  1,773,680,463     $  1,852,940,706
Year Ended August 31, 2006        $  3,476,956,717     $  3,692,200,123
Year Ended August 31, 2005        $  5,959,020,148     $  6,246,681,163
Year Ended August 31, 2004        $  5,578,633,006     $  5,998,603,295

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     36 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS B      YEAR ENDED AUGUST 31,                                2007            2006           2005           2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.40      $     9.73     $     9.88     $     9.75    $     9.87
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .36 1           .33 1          .32 1          .31           .21
Net realized and unrealized gain (loss)                            .03            (.30)           .01            .14          (.10)
                                                            -----------------------------------------------------------------------
Total from investment operations                                   .39             .03            .33            .45           .11
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.38)           (.36)          (.35)          (.30)         (.21)
Distributions from net realized gain                                --              --           (.11)          (.02)         (.02)
Tax return of capital distribution                                (.02)             --           (.02)            --            --
                                                            -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                   (.40)           (.36)          (.48)          (.32)         (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     9.39      $     9.40     $     9.73     $     9.88    $     9.75
                                                            =======================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                4.24%           0.41%          3.37%          4.67%         1.07%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $  117,997      $  153,681     $  209,494     $  261,065    $  370,984
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $  133,925      $  175,707     $  231,801     $  301,926    $  431,102
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             3.83%           3.50%          3.33%          3.01%         2.08%
Total expenses                                                    1.86% 4         1.86%          1.84%          1.86%         1.78%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                1.65%           1.65%          1.65%          1.76%         1.78%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             65% 5           74% 5          95% 5          84% 5         72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended August 31, 2007       1.86%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                             PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------
Year Ended August 31, 2007        $  1,773,680,463     $  1,852,940,706
Year Ended August 31, 2006        $  3,476,956,717     $  3,692,200,123
Year Ended August 31, 2005        $  5,959,020,148     $  6,246,681,163
Year Ended August 31, 2004        $  5,578,633,006     $  5,998,603,295

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     37 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C      YEAR ENDED AUGUST 31,                                2007            2006           2005           2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.40      $     9.72     $     9.88     $     9.75    $     9.87
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .36 1           .33 1          .32 1          .31           .21
Net realized and unrealized gain (loss)                            .02            (.29)            --            .14          (.10)
                                                            -----------------------------------------------------------------------
Total from investment operations                                   .38             .04            .32            .45           .11
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.38)           (.36)          (.35)          (.30)         (.21)
Distributions from net realized gain                                --              --           (.11)          (.02)         (.02)
Tax return of capital distribution                                (.02)             --           (.02)            --            --
                                                            -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                   (.40)           (.36)          (.48)          (.32)         (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     9.38      $     9.40     $     9.72     $     9.88    $     9.75
                                                            =======================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                4.13%           0.51%          3.27%          4.69%         1.12%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $  105,687      $  100,630     $  117,783     $  137,480    $  192,496
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $   97,262      $  105,608     $  122,062     $  156,925    $  216,954
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             3.83%           3.51%          3.33%          3.04%         2.13%
Total expenses                                                    1.83% 4         1.83%          1.82%          1.81%         1.74%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                1.65%           1.65%          1.65%          1.74%         1.74%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             65% 5           74% 5          95% 5          84% 5         72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended August 31, 2007       1.83%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                             PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------
Year Ended August 31, 2007        $  1,773,680,463     $  1,852,940,706
Year Ended August 31, 2006        $  3,476,956,717     $  3,692,200,123
Year Ended August 31, 2005        $  5,959,020,148     $  6,246,681,163
Year Ended August 31, 2004        $  5,578,633,006     $  5,998,603,295

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     38 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS N      YEAR ENDED AUGUST 31,                                2007            2006           2005           2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.41      $     9.74     $     9.89     $     9.76    $     9.88
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                              .41 1           .38 1          .37 1          .34           .24
Net realized and unrealized gain (loss)                            .03            (.30)            --            .15          (.10)
                                                            -----------------------------------------------------------------------
Total from investment operations                                   .44             .08            .37            .49           .14
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.43)           (.41)          (.39)          (.34)         (.24)
Distributions from net realized gain                                --              --           (.11)          (.02)         (.02)
Tax return of capital distribution                                (.02)             --           (.02)            --            --
                                                            -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                   (.45)           (.41)          (.52)          (.36)         (.26)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     9.40      $     9.41     $     9.74     $     9.89    $     9.76
                                                            =======================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                4.76%           0.91%          3.89%          5.13%         1.45%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $   41,268      $   38,997     $   41,127     $   34,067    $   25,947
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $   38,701      $   39,069     $   38,200     $   29,034    $   22,027
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets 3
Net investment income                                             4.32%           4.01%          3.82%          3.52%         2.41%
Total expenses                                                    1.48% 4         1.51%          1.53%          1.59%         1.52%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                1.15%           1.15%          1.15%          1.29%         1.42%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             65% 5           74% 5          95% 5          84% 5         72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended August 31, 2007       1.48%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                             PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------
Year Ended August 31, 2007        $  1,773,680,463     $  1,852,940,706
Year Ended August 31, 2006        $  3,476,956,717     $  3,692,200,123
Year Ended August 31, 2005        $  5,959,020,148     $  6,246,681,163
Year Ended August 31, 2004        $  5,578,633,006     $  5,998,603,295

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     39 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y      YEAR ENDED AUGUST 31,                                2007            2006           2005           2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     9.45      $     9.74     $     9.89     $     9.76    $     9.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .45 1           .43 1          .43 1          .42           .33
Net realized and unrealized gain (loss)                            .03            (.27)            --            .14          (.10)
                                                            -----------------------------------------------------------------------
Total from investment operations                                   .48             .16            .43            .56           .23
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.48)           (.45)          (.45)          (.41)         (.33)
Distributions from net realized gain                                --              --           (.11)          (.02)         (.02)
Tax return of capital distribution                                (.02)             --           (.02)            --            --
                                                            -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                   (.50)           (.45)          (.58)          (.43)         (.35)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     9.43      $     9.45     $     9.74     $     9.89    $     9.76
                                                            =======================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                5.22%           1.75%          4.48%          5.88%         2.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $  191,306      $   21,215     $    2,681     $    2,354    $    2,602
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $   54,034      $   12,688     $    2,524     $    2,377    $    3,133
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             4.87%           4.58%          4.40%          4.20%         3.36%
Total expenses                                                    0.59% 4         0.61%          0.58%          0.58%         0.59%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                0.59%           0.61%          0.58%          0.58%         0.59%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             65% 5           74% 5          95% 5          84% 5         72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended August 31, 2007       0.59%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                             PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------
Year Ended August 31, 2007        $  1,773,680,463     $  1,852,940,706
Year Ended August 31, 2006        $  3,476,956,717     $  3,692,200,123
Year Ended August 31, 2005        $  5,959,020,148     $  6,246,681,163
Year Ended August 31, 2004        $  5,578,633,006     $  5,998,603,295

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     40 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its


                     41 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2007, the Fund had purchased $141,600,165 of securities issued on a when-issued basis or forward commitment and sold $69,908,063 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty;


                     42 | OPPENHEIMER U.S. GOVERNMENT TRUST
counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of August 31, 2007, securities with an aggregate market value of $45,502, representing 0.004% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT. The Fund may sell short when-issued securities for future settlement when it holds securities that may be used to cover the short sales. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.


                     43 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   DEPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
 UNDISTRIBUTED       UNDISTRIBUTED             ACCUMULATED    OTHER INVESTMENTS
 NET INVESTMENT          LONG-TERM                    LOSS   FOR FEDERAL INCOME
 INCOME                       GAIN    CARRYFORWARD 1,2,3,4         TAX PURPOSES
 ------------------------------------------------------------------------------
 $  --                       $  --           $  21,619,258         $  2,404,835

1. As of August 31, 2007, the Fund had $17,115,447 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2007, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        ------------------------------
                        2014             $  12,404,454
                        2015                 4,710,993
                                         -------------
                        Total            $  17,115,447
                                         =============

2. As of August 31, 2007, the Fund had $4,503,811 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

3. During the fiscal year ended August 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended August 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

        REDUCTION TO           REDUCTION TO     INCREASE TO ACCUMULATED
        PAID-IN             ACCUMULATED NET           NET REALIZED LOSS
        CAPITAL             INVESTMENT LOSS              ON INVESTMENTS
        ---------------------------------------------------------------
        $  1,534,168           $  2,937,949                $  1,403,781

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2007   AUGUST 31, 2006
        ---------------------------------------------------------------
        Distributions paid from:
        Ordinary income                 $  42,106,681     $  41,618,120
        Return of capital                   1,534,168                --
                                        -------------------------------
        Total                           $  43,640,849     $  41,618,120
                                        ===============================


                     44 | OPPENHEIMER U.S. GOVERNMENT TRUST

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities             $  1,114,961,267
          Federal tax cost of other investments           (11,156,388)
                                                     ----------------
          Total federal tax cost                     $  1,103,804,879
                                                     ================

          Gross unrealized appreciation              $     12,309,158
          Gross unrealized depreciation                   (14,713,993)
                                                     ----------------
          Net unrealized depreciation                $     (2,404,835)
                                                     ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2007, the Fund's projected benefit obligations were increased by $20,088 and payments of $32,292 were made to retired trustees, resulting in an accumulated liability of $123,467 as of August 31, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date


                     45 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED AUGUST 31, 2007        YEAR ENDED AUGUST 31, 2006
                                            SHARES             AMOUNT         SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
CLASS A
Sold                                    15,431,626     $  145,148,327     14,257,373     $  134,270,797
Dividends and/or distributions
reinvested                               2,679,484         25,252,349      2,563,009         24,143,007
Redeemed                               (17,330,001)      (163,097,322)    21,365,041)      (201,264,086)
                                       -----------------------------------------------------------------
Net increase (decrease)                    781,109     $    7,303,354     (4,544,659)    $  (42,850,282)
                                       =================================================================


                     46 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                           YEAR ENDED AUGUST 31, 2007        YEAR ENDED AUGUST 31, 2006
                                            SHARES             AMOUNT         SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
CLASS B
Sold                                     2,067,292     $   19,405,894      2,176,199     $   20,461,713
Dividends and/or
distributions reinvested                   539,332          5,077,193        630,332          5,934,004
Redeemed                                (6,383,372)       (60,064,890)    (7,999,351)       (75,354,930)
                                        ----------------------------------------------------------------
Net decrease                            (3,776,748)    $  (35,581,803)    (5,192,820)    $  (48,959,213)
                                        ================================================================

--------------------------------------------------------------------------------------------------------
CLASS C
Sold                                     3,499,177     $   32,808,080      2,272,098     $   21,351,324
Dividends and/or distributions
reinvested                                 382,233          3,595,376        371,557          3,495,322
Redeemed                                (3,326,130)       (31,262,763)    (4,050,077)       (38,143,894)
                                        ----------------------------------------------------------------
Net increase (decrease)                    555,280     $    5,140,693     (1,406,422)    $  (13,297,248)
                                        ================================================================

--------------------------------------------------------------------------------------------------------
CLASS N
Sold                                     1,579,482     $   14,865,422      1,467,459     $   13,821,685
Dividends and/or distributions
reinvested                                 174,452          1,643,552        166,474          1,567,918
Redeemed                                (1,506,007)       (14,199,965)    (1,714,094)       (16,152,960)
                                        ----------------------------------------------------------------
Net increase (decrease)                    247,927     $    2,309,009        (80,161)    $     (763,357)
                                        ================================================================

--------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                    19,202,277     $  179,492,780     10,762,543     $  101,810,143
Dividends and/or distributions
reinvested                                 297,398          2,772,029         59,746            564,609
Redeemed                                (1,461,806)       (13,737,274)    (8,852,114)       (83,382,390)
                                        ----------------------------------------------------------------
Net increase                            18,037,869     $  168,527,535      1,970,175     $   18,992,362
                                        ================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2007, were as follows:

                                              PURCHASES              SALES
    ----------------------------------------------------------------------
    Investment securities              $    584,711,928   $    274,087,857
    U.S. government and
    government agency obligations           161,683,158        242,289,173
    To Be Announced (TBA)
    mortgage-related securities           1,773,680,463      1,852,940,706


                     47 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                     FEE SCHEDULE
                     ----------------------------------------
                     Up to $300 million                0.600%
                     Next $100 million                 0.570
                     Next $400 million                 0.550
                     Next $1.2 billion                 0.500
                     Over $2 billion                   0.475

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2007, the Fund paid $1,899,293 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date


                     48 | OPPENHEIMER U.S. GOVERNMENT TRUST
of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2007 for Class B, Class C and Class N shares were $6,578,966, $3,109,237 and $767,564, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                            CLASS A           CLASS B          CLASS C          CLASS N
                           CLASS A       CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                         FRONT-END         DEFERRED          DEFERRED         DEFERRED         DEFERRED
                     SALES CHARGES    SALES CHARGES     SALES CHARGES    SALES CHARGES    SALES CHARGES
                       RETAINED BY      RETAINED BY       RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED             DISTRIBUTOR      DISTRIBUTOR       DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
--------------------------------------------------------------------------------------------------------
August 31, 2007         $  175,300        $  10,237        $  288,248         $  8,321         $  4,642

--------------------------------------------------------------------------------
PAYMENTS, WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective March 1, 2004, the Manager has voluntarily undertaken to limit the "Total expenses" for all classes of shares so that expenses after payments, waivers and/or reimbursements and reduction to custodian expenses appear as a percentage of average daily net assets will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the year ended August 31, 2007, the Manager reimbursed the Fund $811,648, $279,574, $170,974 and $109,307 for Class A, Class B, Class C and Class N shares, respectively. The Manager may modify or terminate that undertaking at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended August 31, 2007, OFS waived $17,208 for Class N shares. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended August 31, 2007, the Manager waived $66 for IMMF management fees.

      The Distributor paid the Fund $1,783 in restitution as part of a settlement with respect to an investigation of certain agreements between the Distributor and various financial intermediaries that had selling agreements with the Distributor. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts


                     49 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2007, the Fund had outstanding futures contracts as follows:

                                                            VALUATION       UNREALIZED
                             EXPIRATION   NUMBER OF             AS OF     APPRECIATION
CONTRACT DESCRIPTION              DATES   CONTRACTS   AUGUST 31, 2007   (DEPRECIATION)
---------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                12/19/07       1,591   $   177,495,938   $      960,925
U.S. Treasury Nts., 5 yr.      12/31/07         128        13,658,000           59,648
                                                                        ---------------
                                                                             1,020,573
                                                                        ---------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.      12/31/07         711       146,577,094          (22,199)
U.S. Treasury Nts., 10 yr.     12/19/07         430        46,890,156          (48,468)
                                                                        ---------------
                                                                               (70,667)
                                                                        ---------------
                                                                        $      949,906
                                                                        ===============


                     50 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS

A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps to hedge an existing position or to obtain exposure to a security or market by purchasing or selling credit protection. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security.

      The periodic interest fees are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain (loss) upon payment. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Credit default swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, adverse pricing when purchasing bonds to satisfy its delivery obligation, and the need to fund the delivery obligation (either cash or defaulted securities depending on whether the Fund is the purchaser or seller of the credit default swap contract, respectively).

Information regarding such credit default swaps as of August 31, 2007 is as follows:

                                    BUY/SELL   NOTIONAL         PAY/                    PREMIUM
                      REFERENCE       CREDIT     AMOUNT      RECEIVE   TERMINATION        PAID/
COUNTERPARTY             ENTITY   PROTECTION     (000S)   FIXED RATE         DATES   (RECEIVED)        VALUE
-------------------------------------------------------------------------------------------------------------
Deutsche Bank
AG:

                ABX.HE.AAA.06-2         Sell   $  2,580         0.11%      5/25/46   $ (128,984)  $ (154,921)
                ABX.HE.AAA.06-2         Sell      2,580         0.11       5/25/46     (128,961)    (154,921)
                                                                                     ------------------------
                                                                                     $ (257,945)  $ (309,842)
                                                                                     ========================

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference


                     51 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS Continued

interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).

As of August 31, 2007, the Fund had entered into the following total return swap agreements:

SWAP                     NOTIONAL             PAID BY             RECEIVED BY   TERMINATION
COUNTERPARTY               AMOUNT            THE FUND                THE FUND         DATES       VALUE
--------------------------------------------------------------------------------------------------------
                                                             If positive, the
                                                          Total Return of the
                                     If negative, the         Lehman Brothers
                                       absolute value         U.S. CMBS Index
                                        of the Lehman           AAA 8.5+ plus
Deutsche Bank AG     $ 16,180,000         CMBS Index.        60 basis points.        2/1/08   $ (34,238)
--------------------------------------------------------------------------------------------------------
                                                             If positive, the
                                     If negative, the       absolute value of
                                    absolute value of         Lehman Brothers
                                      Lehman Brothers         U.S. CMBS Index
Goldman Sachs                        U.S. CMBS Index:           Aggregate AAA
Capital Markets LP      8,700,000      Aggregate AAA.   plus 15 basis points.        9/1/07     (54,565)
--------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing,
Inc.:
                                                             If positive, the
                                                          Total Return of the
                                     If negative, the         Lehman Brothers
                                    absolute value of           U.S. CMBS AAA
                                      the Lehman CMBS         8.5+ Index plus
                        5,883,000              Index.        60 basis points.        2/1/08     (21,273)

                                                             If positive, the
                                                          Total Return of the
                                     If negative, the         Lehman Brothers
                                    absolute value of           U.S. CMBS AAA
                                           the Lehman        8.5+ Index minus
                        6,160,000         CMBS Index.        25 basis points.        3/1/08          --


                     52 | OPPENHEIMER U.S. GOVERNMENT TRUST

SWAP                     NOTIONAL             PAID BY             RECEIVED BY   TERMINATION
COUNTERPARTY               AMOUNT            THE FUND                THE FUND         DATES       VALUE
--------------------------------------------------------------------------------------------------------
                                                             If positive, the
                                                          Total Return of the
                                     If negative, the         Lehman Brothers
Morgan Stanley                      absolute value of           U.S. CMBS AAA
Capital Services,                          the Lehman         8.5+ Index plus
Inc.                 $  2,400,000         CMBS Index.       110 basis points.       1/31/08   $ (15,797)
--------------------------------------------------------------------------------------------------------
                                                             If positive, the
                                                          Total Return of the
                                     If negative, the         Lehman Brothers
                                    absolute value of           U.S. CMBS AAA
                                           the Lehman         8.5+ Index plus
UBS AG                  7,353,000         CMBS Index.        60 basis points.        2/1/08     (25,585)
                                                                                              ----------
                                                                                              $(151,458)
                                                                                              ==========

Abbreviation is as follows:

CMBS                 Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of August 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                     53 | OPPENHEIMER U.S. GOVERNMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF OPPENHEIMER U.S. GOVERNMENT TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
October 12, 2007


                     54 | OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended August 31, 2007 are eligible for the corporate dividend-received deduction.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2007 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2007, $41,674,275 or 98.97% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     55 | OPPENHEIMER U.S. GOVERNMENT TRUST

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                     56 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


                     57 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis, the portfolio manager for the Fund, and the Manager's Core Plus investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load general U.S. government funds advised by other investment advisers. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other general U.S. government funds and other funds with comparable asset levels and distribution features. The Board noted that the Manager has agreed to voluntarily limit the total annual operating expenses for all classes of shares so that total annual operating expenses, as a percentage of average annual net assets will not exceed 0.90% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class N shares and 0.65% for Class


                     58 | OPPENHEIMER U.S. GOVERNMENT TRUST

Y shares. The Manager may modify or terminate that undertaking at any time without notice to shareholders. The Board noted that the Fund's actual management fees and total expenses are lower than its peer group median although its contractual management fees are higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                     59 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Chairman of the Board of           Director of Special Value Opportunities Fund, LLC (registered investment company)
Trustees (since 2007), Trustee     (since September 2004); Member of Zurich Financial Services Investment Advisory
(since 2005)                       Board (insurance) (since October 2004); Board of Governing Trustees of The Jackson
Age: 64                            Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced
                                   Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January
                                   1999-September 2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College
                                   (August 1990-September 2001) (economics research); Director of Ray & Berendtson,
                                   Inc. (May 2000-April 2002) (executive search firm). Oversees 65 portfolios in the
                                   OppenheimerFunds complex.

DAVID K. DOWNES,                   President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Trustee (since 2007)               (investment management company) (since January 2004); President of The Community
Age: 67                            Reinvestment Act Qualified Investment Fund (investment management company) (since
                                   January 2004); Independent Chairman of the Board of Trustees of Quaker Investment
                                   Trust (registered investment company) (since January 2004); Director of Internet
                                   Capital Group (information technology company) (since October 2003); Chief Operating
                                   Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc.
                                   (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware
                                   Investments U.S., Inc. (investment management subsidiary of Lincoln National
                                   Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of
                                   Delaware Investment Family of Funds (1993-2003); President and Board Member of
                                   Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income
                                   Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial
                                   Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                   Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer
                                   of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief
                                   Financial Officer, Vice Chairman and Director of Equitable Capital Management
                                   Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992);
                                   Corporate Controller of Merrill Lynch & Company (financial services holding company)
                                   (1977-1985); held the following positions at the Colonial Penn Group, Inc.
                                   (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer
                                   (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager
                                   (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States
                                   Marine Corps (1957-1959). Oversees 65 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)               (since 2005); Director of ICI Education Foundation (education foundation) (October
Age: 66                            1991-August 2006); President of the Investment Company Institute (trade association)
                                   (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 55 portfolios in the OppenheimerFunds complex.


                     60 | OPPENHEIMER U.S. GOVERNMENT TRUST

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 65 portfolios in the
Trustee (since 1993)               OppenheimerFunds complex.
Age: 74

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for International Affairs (since 2002) and Member
Trustee (since 1999)               (since 1979) of the National Academy of Sciences; Council on Foreign Relations
Age: 69                            (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier)
                                   (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical
                                   Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of
                                   Third World Academy of Sciences; Director of the Institute for Advanced Study
                                   (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at
                                   Duke University (1983- 1991). Oversees 55 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998);
Trustee (since 2004)               and Senior Vice President and General Auditor of American Express Company (financial
Age: 64                            services company) (July 1998-February 2003). Oversees 55 portfolios in the
                                   OppenheimerFunds complex.

JOEL W. MOTLEY,                    Managing Director of Public Capital Advisors, LLC (privately-held financial adviser)
Trustee (since 2002)               (since January 2006); Director of Columbia Equity Financial Corp. (privately-held
Age: 55                            financial adviser) (since 2002); Managing Director of Carmona Motley, Inc.
                                   (privately-held financial adviser) (since January 2002); Managing Director of
                                   Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                                   1998-December 2001); Member of the Finance and Budget Committee of the Council on
                                   Foreign Relations, Member of the Investment Committee of the Episcopal Church of
                                   America, Member of the Investment Committee and Board of Human Rights Watch and the
                                   Investment Committee of Historic Hudson Valley. Oversees 55 portfolios in the
                                   OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate
Trustee (since 1989)               governance consulting and executive recruiting) (since 1993); Life Trustee of
Age: 75                            International House (non-profit educational organization); Former Trustee of The
                                   Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital
                                   Association. Oversees 55 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since 1992) and Cathco
Trustee (since 2005)               (since 1996); Director of Lakes Environmental Association (environmental protection
Age: 66                            organization) (since 1996); Member of the Investment Committee of the Associated
                                   Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                                   (1994-December 2001); Director of C-TASC (a privately held bio-statistics company)
                                   (since May 2007). Oversees 55 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)               company) (since 1994); Vice President of American Talc Company, Inc. (talc mining
Age: 59                            and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona
                                   Company, Inc. (soda ash processing and production) (1996-2006); Director and
                                   Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                                   (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 55 portfolios in the OppenheimerFunds complex.


                     61 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                   INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                   OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                   REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                   OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director of the Manager (since June 2001);
Trustee, President and             President of the Manager (September 2000-March 2007); President and director or
Principal Executive Officer        trustee of other Oppenheimer funds; President and Director of Oppenheimer
(since 2001)                       Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer
Age: 58                            Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July
                                   2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                   (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                   Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager)
                                   (since July 2001); President and Director of OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                                   Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                                   Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                   HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                   July 2001); President (since November 1, 2001) and Director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts
                                   Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management
                                   LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                   Governors (since October 3, 2003); Chief Operating Officer of the Manager (September
                                   2000-June 2001). Oversees 102 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                     THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
OF THE FUND                        GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                   YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS.
                                   IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS,
                                   BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MA 02210.
                                   EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                   RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,             Senior Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio       Management Corporation (since April, 2002 and of OFI Institutional Asset Management,
Manager (since 2002)               Inc. (since June 2002); Executive Director and portfolio manager for Miller,
Age: 40                            Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August
                                   1993-April 2002). An officer of 15 portfolios in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,                 Vice President of the Manager (since October 2003); Senior Economist at the Board of
Vice President and Portfolio       Governors of the Federal Reserve System from June 1992 to October 2003. A portfolio
Manager (since 2006)               manager of 12 portfolios in the OppenheimerFunds complex.
Age: 40


                     62 | OPPENHEIMER U.S. GOVERNMENT TRUST

GEOFFREY CAAN,                     Vice President and Portfolio Manager of the Manager since August 2003; Vice
Vice President and Portfolio       President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich
Manager (since 2006)               Scudder Investments (January 1999-June 2002). A portfolio manager of 12 portfolios
Age: 38                            in the OppenheimerFunds complex.

BENJAMIN J. GORD,                  Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio       Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (as
Manager (since 2006)               of June 2002); Executive Director and senior fixed income analyst at Miller Anderson
Age: 45                            & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March
                                   2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                     Vice President of the Manager (since April 2006); senior analyst, high grade
Vice President and Portfolio       investment team (June 2002-March 2006); senior fixed income analyst at Miller
Manager (since 2006)               Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May
Age: 34                            1998-May 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief           2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc.,
Compliance Officer                 Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice
(since 2004)                       President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Age: 57                            Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of
                                   102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial & Accounting             Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc.
Officer (since 1999)               and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private
Age: 48                            Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May
                                   2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                   Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
                                   Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                   2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial
                                   Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                   Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers
                                   Trust Company-Mutual Fund Services Division (March 1995-March 1999). An officer of
                                   102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Vice President of the Manager (since February 2007); Assistant Vice President of the
Assistant Treasurer                Manager (August 2002-February 2007); Manager/Financial Product Accounting of the
(since 2004)                       Manager (November 1998-July 2002). An officer of 102 port- folios in the
Age: 37                            OppenheimerFunds complex.

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager
(since 2005)                       of Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of
Age: 37                            Mutual Fund Operations at American Data Services, Inc. (September 2000-May 2001). An
                                   officer of 102 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March 2002)
Vice President and Secretary       of the Manager; General Counsel and Director of the Distributor (since December
(since 2001)                       2001); General Counsel of Centennial Asset Management Corporation (since December
Age: 59                            2001); Senior Vice President and General Counsel of


                     63 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                    HarbourView Asset Management Corporation (since December 2001); Secretary and
Continued                          General Counsel of OAC (since November 2001); Assistant Secretary (since September
                                   1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and
                                   OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                   Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management,
                                   Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                                   Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December
                                   2001); Senior Vice President, General Counsel and Director of OFI Private
                                   Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
                                   OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General
                                   Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                   1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                   Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                   Secretary of the following: Shareholder Services, Inc. (May 1985- November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                   OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of
                                   102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary                President (April 2001-April 2004), Associate General Counsel (December 2000-April
(since 2004)                       2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
Age: 39                            (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 102 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary                2004); First Vice President (2001-September 2004); Director (2000- September 2004)
(since 2004)                       and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of
Age: 43                            102 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                       (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 42                            Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                   Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                   Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                     64 | OPPENHEIMER U.S. GOVERNMENT TRUST

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $39,000 in fiscal 2007 and $35,000 in fiscal 2006.

(b)  Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $243,390 in fiscal 2007 and $183,800 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)  Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $1,536 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500.

(d)  All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

     The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

     Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

     (2) 100%

(f)  Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $243,390 in fiscal 2007 and $185,336 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

     No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  (1) Exhibit attached hereto.

     (2) Exhibits attached hereto.

     (3) Not applicable.

(b)  Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 10/09/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 10/09/2007

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 10/09/2007